C4 Therapeutics

Protein degraded.
Disease targeted.
Lives transformed.



January 2023

Forward-looking Statements and Intellectual Property

Forward-looking Statements

The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward-looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise.

Intellectual Property

C4 Therapeutics, Inc. owns various registered and unregistered trademarks and service marks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and ™, but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to.

C4 Therapeutics

C4T is a Leader in Delivering on the Promise of Targeted Protein Degradation

Our Mission

To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients' lives



WORLD-CLASS DEGRADER PLATFORM

Demonstrated ability to design **orally bioavailable, catalytically efficient degraders** that maximize the benefits of degradation

RIGOROUS TARGET SELECTION

Focus on targets with a **clear degrader rationale**

BROAD DEGRADER APPROACH

Only company with both **MonoDAC and BiDAC degraders** in the clinic

ROBUST CLINICAL PIPELINE

4 oncology degraders against targets of high unmet need

C4 Therapeutics

Focused Research and Development Strategy to Create New Medicines that Transform Patients' Lives

Progress multiple small molecule oral oncology degraders in the clinic

3 Programs currently in the clinic

1 Additional program to enter the clinic by end of 2023

Advance the next wave of research targets for difficult-to-drug and classically undruggable targets

Robust internal discovery pipeline including **7** new oncology research programs

Expand the application of the TORPEDO platform through existing and new collaboration partners

Biogen, Roche, Calico

C4 Therapeutics

Achievements in 2022 Position C4T for Success in 2023

	2022	2023
Progress multiple small molecule oral oncology degraders in the clinic	✓ Progressed lead clinical program, CFT7455 ✓ Initiated two new clinical trials, CFT8634 and CFT1946	❑ Present Phase 1 dose escalation data from the Phase 1/2 trials of CFT7455 and CFT8634 ❑ Advance earlier stage programs, CFT1946 and CFT8919
Expand the application of the TORPEDO platform	✓ Presented new clinical and preclinical data across three oncology programs ✓ Unveiled diverse MonoDAC chemical library	❑ Validate capability to drug previously undruggable targets ❑ Demonstrate viability of BiDAC approach
Advance the next wave of research targets	✓ Initiated research activities for seven new oncology targets	❑ Progress partnership strategy to maximize therapeutic applications of TPD ❑ Continue to leverage research and discovery to develop the next wave of targets

Two clinical readouts in 2023 **position C4T for a transformative year**

C4 Therapeutics

TORPEDO Platform Delivers MonoDAC and BiDAC Degraders against a Diverse Array of Target Types

MonoDAC and BiDAC Projects Initiated[1]	Projects successfully transitioned to hit identifcation[1]	Late lead optimization[1]
50 Targets evaluated across diverse cellular protein classes	**30** Cereblon-mediated degrader hit series identified	**11** Programs with series containing developable molecules

Compounds progressing based on **degrader rationale, market opportunity, and technical capability**

4 Clinical programs expected by end of 2023

- **Differentiated in vivo efficacy with achievable human doses**
- **Oral bioavailability**
- **Selectivity to desired target**
- **Cross-species PK profile to support human dose estimation**
- **CNS penetration when desired**

1. Number of projects initiated, hits identified, and programs are as of December 2022
Pharmacokinetic (PK); Central Nervous System (CNS)

Robust Pipeline of Wholly Owned Degrader Medicines Pursuing Multiple Targets in Oncology

Program	Target	Indications	Discovery	Pre-clinical	Early phase development	Late phase development
CFT7455	**IKZF1/3**	Multiple Myeloma & Non-Hodgkin's Lymphoma				
CFT8634	**BRD9**	Synovial Sarcoma & SMARCB1-Null Cancers				
CFT1946	**BRAF V600**	V600 Mutant Cancers				
CFT8919	**EGFR L858R**	Non-Small Cell Lung Cancer				
Chromatin Regulating Targets		Various Cancers				
Oncogenic Signaling Targets		Various Cancers				
Transcription Factor Targets		Various Cancers				

CFT7455

Targeting IKZF1/3

Multiple Myeloma (MM)
& Non-Hodgkin's Lymphoma (NHL)

C4 Therapeutics

Establish CFT7455 as a Standard of Care IKZF1/3 Degrader

Currently approved IKZF1/3 degraders (lenalidomide, pomalidomide) **are suboptimal for multiple myeloma:**	CFT7455 has the potential to **become a backbone therapy for multiple myeloma:**
Not optimally designed →	Class-leading **catalytic activity** to enable potent, rapid, and deep target degradation
Feature **off-target toxicities** →	Selective to **reduce off-target** liabilities
Resistance mechanisms develop →	High binding affinity to **overcome resistance** to currently approved IKZF1/3 degraders
Limited efficacy and **requires dosing with dexamethasone** →	Potency and PK profile provide **path to differentiated efficacy**

Approved IZKF1/3 Degrader Market is $13B[1]

C4 Therapeutics

Source:
1. 2022 Market size from EvaluatePharma

Single Agent CFT7455 Arm A Data Demonstrated Potent On Target Degradation; Dosing Schedule Modified to Improve Therapeutic Index

Deep Degradation of IKZF1/3



% Degradation to baseline
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
0
5
10
15
20
Days
IKZF1
IKZF3
50 µg dosing

Meaningful Reductions in dFLC



Percent Change dFLC
0
-25
-50
-75
-100
0
5
10
15
20
Day 15 AUC0-24h (hr*ng/mL)
Patient 1
Patient 2
Patient 3

Grade 4 Neutropenia



Neutrophils
(10^9/L)
8
7
6
5
4
3
2
1
ANC 0.5
0
0
7
14
21
28
Time (days)
Dosing Holiday
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5

Modified Dosing Schedule with 14 Days Off



CFT7455 Concentration
(ng/mL)
10
1
0.1
LLOQ
0.01
0
7
14
21
28
Time (days)
100
75
50
25
0
IKZF3 Tissue
Degradation
(%)
Concentration
at which stasis
observed in
H929 xenograft
Simulated 50 µg Plasma PK
Simulated IKZF3 Degradation 50 µg

C4 Therapeutics

Source: C4T data on file; AACR 2022
Difference of serum free light chain (dFLC)

Phase 1/2 Trial Progressing through Dose Escalation; Safety Data and Enrollment Strategy Supported Opening of Dexamethasone Combination Arm



Phase 1 Dose Escalation
Phase 2 Expansion
Arm A: R/R Multiple Myeloma & Non-Hodgkin's Lymphoma Monotherapy[1] N = 5
Schedule: 28-day cycle/7-days off
Status: Complete
Arm B1: R/R Multiple Myeloma Monotherapy N = ~15
Schedule: 28-day cycle/14-days off
Status: Enrolling
Arm C: Non-Hodgkin's Lymphoma Monotherapy N = ~15
Schedule: 28-day cycle/14-days off
Status: Enrolling
Arm B2: R/R Multiple Myeloma Combination w/ Dexamethasone[2] N = ~15
Schedule: 28-day cycle/14-days off
Status: Enrolling
R/R Multiple Myeloma Monotherapy N = ~30
R/R Multiple Myeloma w/ Dexamethasone N = ~30
Mantle Cell Lymphoma N = ~20
Peripheral T-Cell Lymphoma N = ~20

Phase 1 Dose Escalation Data for Multiple Myeloma Expected 2H 2023

C4 Therapeutics

1. 28-day cycle /7 days off dose limiting toxicity (DLT) window
2. Combination therapy arms will open once the selected CFT7455 dose level has been cleared for safety

6–12 patient food effect enrichment arm also included during escalation, not pictured in schema

Multiple Paths to Success for CFT7455 across Evolving Multiple Myeloma Landscape

Potential for CFT7455 to replace other IKFZ1/3 degraders and become a backbone therapy

Potential to combine CFT7455 with next-generation therapies

IKZF1/3 degrader competitive landscape

1L	2L	3L	4L
• Lenolidomide + dexamethasone approved • Iberdomide + dexamethasone in development		• Pomalidomide + dexamethasone approved • Mezigdomide + dexamethasone in development	

CFT7455

CFT7455, as one molecule, has the potential to be utilized across all lines of therapy with or without dexamethasone

Bi-specific T-Cell Engagers	CAR T-Cell Therapies
Antibody-Drug Conjugates	BCMA-CD38
Monoclonal Antibodies	Small Molecule Inhibitors/ Modulators

C4 Therapeutics

CFT8634

Targeting BRD9

Synovial Sarcoma & SMARCB1-Null Solid Tumors

C4 Therapeutics

BRD9 was Previously Considered an Undruggable Target where Inhibitors are Ineffective for Synovial Sarcoma

Unmet Need

No approved therapies specifically for synovial sarcoma

Current treatment options offer limited benefit:

- **PFS of ~7 months**[1] in the front-line setting
- **PFS ~5 months**[2] in the relapsed refractory setting

Key Properties of CFT8634

- Orally bioavailable
- Potent
- Selective

Degrader Rationale

Oncogenicity of BRD9 depends on protein function not addressed by traditional inhibitors


Inhibitor Drug
BRD
BRD9
DUF
ncBAF
GENE ON
Reduced Oncogenic Transcription
Protein Degrader
BRD
BRD9
DUF
ncBAF
GENE ON
No Oncogenic Transcription

Sources:
1. Wang BC, et al. *Front Oncol.* 2021;11:76228.
2. Sleijfer S, et al. J Clin Oncol. 2009;27(19):3126-3132.

Progression Free Survival (PFS)

C4 Therapeutics

CFT8634 Demonstrated Deep Degradation and Robust Responses in Preclinical Synovial Sarcoma Models

PDX 310
Near Complete BRD9 Degradation



Vehicle (PO QD)
CFT8634 1 mg/kg (PO QD)
CFT8634 3 mg/kg (PO QD)
CFT8634 10 mg/kg (PO QD)
CFT8634 30 mg/kg (PO QD)
CFT8634 50 mg/kg (PO QD)
Percent of BRD9 Remaining
125
100
75
50
25
0
Vehicle
4
24
Time (hours)

PDX SA13412
Durable Tumor Regression



Vehicle (PO, QD)
CFT8634 50 mg/kg (PO QD)
CFT8634 25 mg/kg (PO BID)
CFT8634 16.6 mg/kg (PO TID)
PDX tumor volume (mm3)
2000
1500
1000
500
0
0
20
40
60
80
100
120
140
Time (days)

C4 Therapeutics

Source: C4T data on file; AACR 2022
By mouth (PO); Once daily (QD); Pharmacodynamics (PD); Twice daily (BID); Three times daily (TID)

CFT8634 Phase 1/2 Trial Progressing through Dose Escalation


Phase 2 Expansion
Phase 1 Dose Escalation
CFT8634 Monotherapy
Synovial Sarcoma and
SMARCB1-null Solid
Tumors
N = ~20
Status: Enrolling
RP2D
CFT8634 Monotherapy
Synovial Sarcoma
N = ~30
CFT8634 Monotherapy
SMARCB1-null Solid Tumors
N = ~20

Phase1 Dose Escalation Data Expected 2H 2023

Recommended Phase 2 Dose (RP2D)

CFT8634 Pharmacokinetic and Pharmacodynamic Data Supportive of Proof of Mechanism

Dose-proportional Exposure with Strong Oral Bioavailability



Plasma CFT8634 Concentration Mean (±SD)
2 mg
4 mg
8 mg
0
6
12
18
24
Time (h)

Robust BRD9 Degradation in Tumor Samples



Screening
Cycle 1 Day 15
2 mg
8 mg
α–BRD9 immunohistochemistry

Effective Degradation of a Previously Undruggable Target

C4 Therapeutics

Recent Publications Support Potential Additional Indications for BRD9


EMBO
reports

Interferonopathies

BRD9 is a druggable component of interferon-stimulated gene expression and antiviral activity

EMBOpress


PNAS
Maximally symmetric tangled polyhedra

Interferonopathies

BRD9 regulates interferon-stimulated genes during macrophage activation via cooperation with BET protein BRD4

PNAS


nature
communications

Ovarian Cancer

The bromodomain containing protein BRD-9 orchestrates RAD51–RAD54 complex formation and regulates homologous recombination-mediated repair

Nature Communications


Science
Translational
Medicine

Clear Cell Renal Cell Carcinoma

Aberrant activation of m6A demethylase FTO renders HIF2a$^{low/-}$ clear cell renal cell carcinoma sensitive to BRD9 inhibitors

Science Translational Medicine


CANCER
RESEARCH
AACR

Prostate Cancer

BRD9 Is a Critical Regulator of Androgen Receptor Signaling and Prostate Cancer Progression

AACR Journals


blood

Multiple Myeloma

BRD9 Is Essential for Ribosome Biogenesis and the Survival of Multiple Myeloma Cells

ASH Annual Meeting 2022

Currently Evaluating Opportunities for Indication Expansion

CFT1946

Targeting BRAF-V600

Melanoma, Colorectal (CRC)
& Non-Small Cell Lung Cancer (NSCLC)

C4 Therapeutics

Current Standard of Care BRAF Inhibitors Lead to Resistance

Unmet Need

Resistance to approved BRAF inhibitors results **in a median PFS of less than 15 months**[2]

Toxicity associated with inhibiting wild-type BRAF

~$2B approved BRAF inhibitor market[1]

Key Properties of CFT1946

- Orally bioavailable
- Potent and selective against BRAF-V600 mutant targets while sparing wild-type activity
- Preclinical activity in setting of resistance to BRAF inhibitors

Degrader Rationale

Inhibitor causes paradoxical activation of wild-type RAF



mtNRAS
1
BRAF V600E
wtRAF
2
Application of Inhibitor Drug
3
mtNRAS
BRAF V600E
wtRAF
2
Application of Degrader Drug
3
mtNRAS
BRAF V600E
wtRAF

Degrader prevents dimer formation and avoids paradoxical activation

Sources:
1. 2022 Market size from EvaluatePharma.
2. NIH SEER Database, Primary Literature Consensus. https://www.ncbi.nlm.nih.gov/pmc/articles/MC5931274/, https://pubmed.ncbi.nlm.nih.gov/26980021/

CFT1946 Shows Superior Efficacy Compared to Approved BRAF Inhibitor in Preclinical Models

CFT1946 Shows More Durable Efficacy than Encorafenib



A375 Xenograft
A375 tumor volume (mm³)
2500
2000
1500
1000
500
0
0
7
14
21
28
35
Days of treatment
Vehicle, PO BID
Encorafenib, 35 mg/kg PO QD
CFT1946, 0.3 mg/kg PO BID
CFT1946, 3 mg/kg PO BID
CFT1946, 10 mg/kg PO BID

Combination Treatment of BRAFi Resistant Xenograft Model with CFT1946 and MEKi Shows Tumor Growth Inhibition/Regression



A375 + NRAS-Q61K Xenograft
A375 NRAS tumor volume (mm³)
2500
2000
1500
1000
500
0
0
7
14
21
Days of treatment
Vehicle (PO BID)
MEKi: Trametinib (0.1 mg/kg BID)
Encorafenib (35 mg/kg QD + MEKi)
CFT1946 (10 mg/kg BID)
CFT1946 (30 mg/kg BID)
CFT1946 (10 mg/kg BID + MEKi)
CFT1946 (30 mg/kg BID + MEKi)

C4 Therapeutics

Source: C4T data on file; AACR 2022

BRAF inhibitor (BRAFi); MEK inhibitor (MEKi); By mouth (PO); Pharmacokinetics/pharmacodynamics (PK/PD); Once daily (QD); Twice daily (BID

CFT1946 is the First Clinical BRAF-V600 Degrader


Phase 1 Dose Escalation
Phase 2 Expansion
Arm A:
Monotherapy[1]
V600 solid tumors including CRC, Melanoma and NSCLC
Post BRAF inhibitor
N=~40
RP2D
Monotherapy
V600 Melanoma and NSCLC
Post BRAF inhibitor
N =~30
Arm B:
CFT946 + trametinib
V600 solid tumors, including CRC, Melanoma and NSCLC
Post BRAF inhibitor
N=~25
RP2D
CFT1946 + trametinib
V600 Melanoma and NSCLC
Post BRAF inhibitor
N=~20
CFT1946 + trametinib
V600 NSCLC
BRAF inhibitor naive
N=~20

Phase 1/2 Trial Initiated; Advance the Dose Escalation Portion of the Phase 1/2 trial

1. 28-day cycle/ dose limiting toxicity (DLT) window

Colorectal cancer (CRC); Recommended Phase 2 dose (RP2D); Non-Small Cell Lung Cancer (NSCLC)

CFT1946 Has the Potential to Address Multiple Tumor Types with BRAF-V600 Mutations

1.9M Cancer Diagnoses Each Year in the United States[1]

BRAF Mutations Occur in ~5% of All Cancers[2]

~100K annual incidence of BRAF mutated cancers[1]


V600

~70-90% of BRAF mutations are V600



35% Late-stage Melanoma[2]



1-2% Non-Small Cell Lung Cancer[3]



5-10% Colorectal Cancer[4]

Sources:
1. ACS Figures & Facts 2022: https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2022.html
2. Owsley J, et al. *Experimental Biology and Medicine*. 2021;246(1):31-39
3. Paik, P. K.,, et al. *Journal of clinical oncology : official journal of the American Society of Clinical Oncology*. 2011; 29(15), 2046–2051.
4. Bylsma, L. C., et al. *Cancer medicine*.2020;9(3), 1044–1057.

CFT8919

Targeting EGFR L858R

EGFR L858R + Non-Small Cell Lung Cancer (NSCLC)

C4 Therapeutics

Potential for CFT8919 to Improve Outcomes for NSCLC Patients with EGFR L858R Mutations

Unmet Need

L858R activating mutation → **25–45%** mEGFR NSCLC

~$6B approved EGFR inhibitor market[3]

Osimertinib and other inhibitors provide suboptimal response for NSCLC patients with L858R mutation

OSI **14.4 months** (L858R)

OSI **21.4 months** (Exon 19 deletion)

Key Properties of CFT8919

- Orally bioavailable
- Potent and selective against L858R, regardless of secondary mutations
- Allosteric binding

Degrader Rationale



EGFR^{L858R}
osimertinib
PFS: 14.4 mos
1st-gen EGFR TKIs
PFS: ~9.5 mos
1L
EGFR$^{L858R+C797S}$
EGFR$^{L858R+T790M}$
2L
CFT8919
osimertinib
PFS: ~9.6 mos
3L
EGFR$^{L858R+T790M+C797S}$

Sources:
1. Zhang, Y.-L. et al. *Oncotarget* 7, 78985–78993 (2016); Li, K et al. *Oncol Rep* 37, 1347–1358 (2017); Shin, D.-Y. et al. *J Thorac Oncol* 9, 195–199 (2014); Rangachari, D. et al. Lung Cancer 88, 108-111 (2015); Jin Y. et al. Scientific Reports 6:31636 (2016); Soria, J.-C. et al. NEJM 378, 113–125 (2018)
2. Soria, J.-C. et al. NEJM 378, 113–125 (2018), Sher, T. et al, *Mayo Clin. Proc.* 83, 355-367 (2008), NIH SEER Database 2020, Primary Literature Consensus
3. 2022 market size from EvaluatePharma.

Mutant EGFR (mEGFR); Non-small cell lung cancer (NSCLC); Tryosine Kinase Inhibitor (TKI)

C4 Therapeutics

CFT8919 is Selective for EGFR L858R and Active in a Setting of Osimertinib Resistance in Preclinical Models

Specific for EGFR Exon 21 Mutants


TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK
ATYPICAL
LIPID
PATHOGEN
MUTANT
EGFR-L861Q
EGFR-L858R

Active in setting of EGFR C797S


Vehicle PO BID
Osimertinib 25 mpk PO QD
CFT8919 10 mpk PO BID
CFT8919 25 mpk PO BID
CFT8919 50 mpk PO BID
BaF3 EGFR L858R/T790M/C797S Tumor volume (mm3)
2000
1500
1000
500
0
0
5
10
15
Days of Treatment

Submit IND application 1H 2023

Source: C4T data on file; Keystone Symposium 2021
Investigational New Drug Application (IND)

C4T is a Leader in Delivering on the Promise of Targeted Protein Degradation

Our Mission

To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients' lives



WORLD-CLASS DEGRADER PLATFORM

Demonstrated ability to design **orally bioavailable, catalytically efficient degraders** that maximize the benefits of degradation

RIGOROUS TARGET SELECTION

Focus on targets with a **clear degrader rationale**

BROAD DEGRADER APPROACH

Only company with both **MonoDAC and BiDAC degraders** in the clinic

ROBUST CLINICAL PIPELINE

4 oncology degraders against targets of high unmet need

C4 Therapeutics

2023 Expected to be a Transformative Year for C4T with Two Clinical Readouts and a Fourth Program Entering Development

CFT7455 IKZF1/3	• Present Phase 1 dose escalation data from the Phase 1/2 trial **2H**
CFT8634 BRD9	• Present Phase 1 dose escalation data from the Phase 1/2 trial **2H**
CFT1946 BRAF V600	• Advance the dose escalation portion of the Phase 1/2 trial • Present new preclinical data **1H**
CFT8919 EGFR L858R	• Submit IND application **1H**

Cash runway through the end of 2024

Thank You!


PRIVATE
-EVENT-
WELCOME
C4T

C4 Therapeutics